SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 1997


                            FELCOR SUITE HOTELS, INC.
             (Exact name of registrant as specified in its charter)



           Maryland                        0-24250               72-2541756

(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

545 E. John Carpenter Freeway, Suite 1300, Irving, Texas           75062
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (972) 444-4900


                                (Not Applicable)
          (Former name or former address, if changed since last report)







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Item 5.  Other Events
         ------------

     The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).  Exhibits
            --------

     The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

          99 Press Release dated October 1, 1997



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FELCOR SUITE HOTELS INC.
                               (Registrant)



Date:October 6, 1997           By: /s/Lawrence D. Robinson
                                   ---------------------------------------------
                                   Lawrence D. Robinson
                                   Senior Vice President, General Counsel and
                                   Secretary


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